UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2017

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.
On November 28, 2017, Marathon Oil Corporation (the “Company”) entered into an agreement by and among the Company, the Parish of St. John the Baptist, State of Louisiana (the “Parish”) and Morgan Stanley & Co. LLC (the “Underwriter”) to purchase $1 billion of Revenue Refunding Bonds (Marathon Oil Corporation Project) Series 2017 having a term rate of 3.75 percent that will mature on June 1, 2037, to be issued by the Parish. The Parish will use the proceeds to redeem $1 billion of 5.125 percent Fixed Rate Revenue Bonds (Marathon Oil Corporation Project) Series 2007A, for which the Company is the obligor. The agreement contains customary representations, warranties and agreements of the Company and other customary obligations of the parties and termination provisions. The agreement also provides for the indemnification by the Company of the Underwriter and the Parish against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The transaction is expected to close on December 18, 2017, subject to customary closing conditions.

The underwriter and its affiliates have, from time to time, performed various investment or commercial banking, financial advisory and lending services, including serving as counterparties to certain derivative and hedging arrangements, for the Company in the ordinary course of business for which they have received customary fees and expenses. An affiliate of the Underwriter is a lender under the Company's credit facility.
Item 9.01. Financial Statements and Exhibits

99.1	Press Release issued by Marathon Oil Corporation, dated November 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

November 28, 2017	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

99.1	Press Release issued by Marathon Oil Corporation, dated November 28, 2017.